UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

Material Sciences Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	01-8803	95-2673173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Pratt Boulevard Elk Grove Village, Illinois		60007
(Address of Principal Executive Offices)		(Zip Code)

(847) 439-2210

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Material Sciences Corporation (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending February 28, 2013. As a result of this process, on July 20, 2012, the Company notified Deloitte & Touche LLP (“Deloitte”) of their dismissal as the Company’s independent registered public accounting firm.

Deloitte’s audit reports on the Company’s consolidated financial statements for each of the years ended February 29, 2012, and February 28, 2011, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended February 29, 2012, and February 28, 2011, and the subsequent interim period through July 20, 2012, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years. During the years ended February 29, 2012, and February 28, 2011, and the subsequent interim period through July 20, 2012, there were no “reportable events” as defined in Item 304 (a)(1)(v) of Regulation S-K. The Company has provided Deloitte with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Deloitte’s letter dated July 20, 2012, indicating that it agrees with such statements.

On July 20, 2012, the Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013. During the years ended February 29, 2012, and February 28, 2011, and through July 20, 2012, the date of Grant Thornton’s engagement as the Company’s independent auditors, neither the Company nor anyone on its behalf had consulted with Grant Thornton with respect to (1) the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Grant Thornton did not provide either written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issuer or (2) any matter that was the subject of a disagreement with Deloitte (of which there were none) or any “reportable event.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATERIAL SCIENCES CORPORATION
(Registrant)

Date: July 20, 2012	By:	/s/ James D. Pawlak

	Name:	James D. Pawlak
	Title:	Vice President, Chief Financial Officer, Corporate Controller and Corporate Secretary